INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 9 – INCOME TAXES

The Company is subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which each entity is domiciled.

Fuling Global and Total Faith are both offshore holding companies and are not subject to tax on income or capital gains under the laws of the Cayman Islands and British Virgin Islands, respectively.

Taizhou Fuling and Great Plastics are incorporated in the PRC and are subject to PRC income tax, which is computed according to the relevant laws and regulations in the PRC. Under the Corporate Income Tax Law of the People’s Republic of China, corporate income tax rate applicable to all companies, including both domestic and foreign-invested companies, is 25%. However, Taizhou Fuling is recognized as a High-technology Company by Chinese government and subject to a favorable income tax rate of 15%.

Domo, Fuling USA and Direct link are incorporated in the United States and subject to the U.S. federal and state income tax.

The following table summarizes income (loss) before income taxes and non-controlling interest allocation:

	For the year ended	For the year ended
	December 31, 2015	December 31, 2014
United States	$(1,699,557)	$845,290
Foreign	11,135,203	8,251,651
Total	$9,435,646	$9,096,941

Significant components of the income tax provision were as follows:

	For the year ended	For the year ended
Current tax provision	December 31, 2015	December 31, 2014
United States	$-	$-
Foreign	1,761,658	1,213,093
Total	$1,761,658	$1,213,093

	For the year ended	For the year ended
Deferred tax expense (benefit)	December 31, 2015	December 31, 2014
United States	$(319,252)	$-
Foreign	-	155,705
Total	$(319,252)	$155,705

The deferred tax expense (benefit) is the change of deferred tax assets and deferred tax liabilities resulting from the temporary difference between tax and U.S. GAAP. Our operations in the U.S. have incurred a cumulative net operating loss of approximately $1,576,000 and $33,000, respectively, as of December 31, 2015 and 2014, which may be available to reduce future taxable income. This carry-forward will expire if not utilized by 2035. Our deferred tax assets were primarily the result of US net operating loss and depreciation expense,

As of each reporting date, management considers evidence, both positive and negative, that could affect its view of the future realization of deferred tax assets. On the basis of evaluation, a valuation allowance of $319,252 was recorded against our gross deferred tax asset balance of $638,504 at December 31, 2015. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth. As of December 31, 2014, a full valuation allowance has been provided against the deferred tax asset and no deferred tax asset benefit has been recorded for the U.S. operation since the realization of the benefits from these losses appears was still uncertain in 2014.

The following table reconciles the statutory rates to the Company’s effective tax rate:

	December 31,	December 31,
	2015	2014
U.S. Statutory rates	34.0%	34.0%
Foreign income not recognized in the U.S.	(35.8)	(33.7)
Foreign income tax rate	25.0	25.0
Effect of favorable income tax rate in certain entity in PRC	(10.8)	(8.7)
R&D tax credit (1)	(1.6)	(2.0)
Change in valuation allowance	3.1	-
Non-taxable permanent difference (2)	1.5	0.4
Effective tax rate	15.4%	15.0%

(1)	According to PRC tax regulation, 150% of current year R&D expense approved by local tax authority could be deducted from taxable income.

(2)	It represents expenses incurred by the Company that were not deductible for PRC income tax and income (loss) generated in countries with no income tax obligations.